UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 28, 2009

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement

At its meeting on May 28, 2009, Horace Mann Educators Corporation’s (“HMEC”) Board of Directors adopted a change in the compensation program for non-employee directors regarding share-based compensation in the form of restricted stock units (“RSUs”). Effective May 28, 2009, the award of RSUs will be based on an established dollar value rather than the prior practice of awarding an established number of RSUs. A current Summary of HMEC Non-Employee Director Compensation, including details of this compensation program, is attached as Exhibit 10.10 and is incorporated by reference herein.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.

10.10	Summary of HMEC Non-Employee Director Compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: June 2, 2009

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